NYSE: AZZ | INVESTOR PRESENTATION

AZZ®

North America's Leading Independent Metal Coatings Platform

A differentiated, high-margin hot-dip galvanizing and coil coating company, compounding earnings through secular tailwinds, disciplined capital allocation, and a transformed balance sheet.

#1 in galvanizing & coil coating **39** consecutive profitable years **$1.75B** TTM sales **~$4.0B** Market Cap

Disclaimers Cautionary Statements Regarding Forward Looking Statements — Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as "may," "could," "should," "expects," "plans," "will," "might," "would," "projects," "currently," "intends," "outlook," "forecasts," "targets," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial, and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our manufactured solutions, including demand by the construction markets, the industrial markets, and the metal coatings markets. We could also experience additional increases in labor costs, components and raw materials including zinc and natural gas, which are used in our hot-dip galvanizing process, paint used in our coil coating process; supply-chain vendor delays; customer requested delays of our manufactured solutions; delays in additional acquisition opportunities; an increase in our debt leverage and/or interest rates on our debt, of which a significant portion is tied to variable interest rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the manufactured solutions that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; tariffs; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, including in Part I, Item 1A. Risk Factors, in AZZ's Annual Report on Form 10-K for the fiscal year ended February 28, 2026, and other filings with the SEC, available for viewing on AZZ's website at www.azz.com and on the SEC's website at www.sec.gov. You are urged to consider these factors carefully when evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP – Regulation G Disclosures — In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, Adjusted EBITDA, Net Debt, Net Leverage, Free Cash Flow and Free Cash Flow Conversion which are non-GAAP measures, which should be considered supplemental to, not a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, AZZ's definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. For reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation. 2AZZ Inc. (NYSE: AZZ) | Investor Presentation

I N V E S T M E N T T H E S I S Why Own AZZ Five structural reasons why AZZ can compound shareholder returns and outperform the market over a multi-year horizon. Unrivaled Footprint #1 market position in both hot-dip galvanizing and coil coating, with 47 metal coatings sites and 14 coil plants serving local markets. Above-Market Growth Organic growth plus the Washington, MO ramp has the potential to drive FY2027 sales past ~$1.8B with double-digit Metal Coatings momentum. Industry-Leading Margins(1) 22% consolidated Adjusted EBITDA margin and 30.4% Metal Coatings margins convert into meaningful free cash flow. Durable Balance Sheet Net leverage of 1.3x(2) creating ample capacity for growth and returns. Toll-Coater Resilience An asset light toll model insulates earnings from commodity prices while environmentally friendly coatings extend asset life. (1) Consolidated Adjusted EBITDA margin and Metal Coatings margin for the TTM period ended 08/31/2026 (2) Net leverage for the TTM period ended 08/31/2026 3AZZ Inc. (NYSE: AZZ) | Investor Presentation

COMPANY SNAPSHOT

A Focused Metal Coatings Leader

Headquartered in Fort Worth, Texas, AZZ is the leading independent provider of hot-dip galvanizing and coil coating solutions in North America, with #1 market position in both segments.

$1.75B
TTM Sales(1)

$383M
TTM Adj. EBITDA(1)

22%
TTM Adj. EBITDA Margin(1)

61
Coatings Sites(2)
47 Metal Coatings
14 Precoat Metals

~3,750
Employees(1)

~$4.0B
Market Cap

(1) Results for the TTM period ended 08/31/2026
(2) Site count as of 08/31/2026


AZZ

Hot-dip galvanized steel protects the infrastructure that powers and connects North America

BUSINESS MODEL

Accelerating Growth Across Two Complementary Coatings Segments



AZZ Metal Coatings

Hot-Dip Galvanizing & Surface Technologies

$444M	30.5%	+17.7%
YTD FY27 Sales[(1)]	YTD FY27 Adj. EBITDA Margin[(1)]	YTD FY27 Sales Growth[(1)]

- Largest independent post-fabrication hot-dip galvanizer in North America
- Toll model serving ~250-mile service radius features a growing transportation network and value-add services
- Levered to infrastructure, utilities, power generation and transmission



AZZ Precoat Metals

Coil Coating of Steel & Aluminum

$492M	21.5%	+6.4%
YTD FY27 Sales[(1)]	YTD FY27 Adj. EBITDA Margin[(1)]	YTD FY27 Sales Growth[(1)]

- Largest independent coil coater in the U.S.
- Toll model with custom finishes and value-add services
- Gaining share in aluminum packaging (container market)

(1) YTD Sales, Adjusted EBITDA and sales growth for the 6-month period ended 08/31/2026

AZZ Inc. (NYSE: AZZ) | Investor Presentation 5

BUSINESS MODEL

Unrivaled North American Footprint

AZZ Metal Coatings

Hot-Dip Galvanizing & Surface Technologies


Canada
United States
Edmonton
Calgary
Vancouver
San Francisco
Los Angeles
Houston
Toronto
Montreal
Boston
New York
Washington

- North America's leading post-fabrication hot-dip galvanizer with unmatched competitive moat
- Key solutions include hot-dip and spin galvanizing, ground-line coating, powder coating, anodizing, and plating
- Hot-dip Market Share ~27%

43 galvanizing locations and 4 surface technology locations

AZZ Precoat Metals

Coil Coating of Steel & Aluminum


MN
WI
MI
IA
NE
KS
MO
OK
AR
TX
LA
IL
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
Existing Facility
New Facility

- Industry leader with entrenched advantages as a unique independent toll coater
- Key solutions include coil coating, slitting, embossing, shape correction and blanking
- Coil Coating Market share ~23%

14 locations and 16 coating lines

AZZ Inc. (NYSE: AZZ) | Investor Presentation 6

S A L E S M I X End Market Diversification Coatings sales(1) are underpinned by construction and supported by six additional end markets, reducing cycle exposure 58% Construction 12% Infrastructure 10% Industrial 6% Transportation 5% HVAC & Appliance 5% Container 4% Other (1) Consolidated end market sales for the period ended 08/31/2026 7 • Commercial • Residential • Datacenter • Bridge • Highway • Electrical • Power • Water • Food • Trailers • RV’s • Bus • Commercial • Residential • Beverage • Food AZZ Inc. (NYSE: AZZ) | Investor Presentation

F I N A N C I A L P E R F O R M A N C E Positioned for Continued Growth Consolidated Sales & Adjusted EBITDA Trend (FY2023–FY2027E, $M) $1,324 $1,538 $1,578 $1,650 $1,850 $267 $334 $348 $368 $400 20.2% 21.7% 22.1% 22.3% 21.6% FY23 FY24 FY25 FY26 FY27E Total Sales Adj. EBITDA (1) Mid-point of FY27 guidance per Q22027 earnings release on 10/13/2026 8 (1) Adj. EBITDA Margin AZZ Inc. (NYSE: AZZ) | Investor Presentation (1)

BALANCE SHEET

A Focused Industrial Compounder

Aggressive debt paydown has reset net leverage to a level that funds growth and shareholder returns simultaneously.


Net Leverage Ratio (x Adj EBITDA)
3.6
3.5
2.9x
2.5
1.4
1.3
FY22
FY23
FY24
FY25
FY26
YTD FY27

FY 2027 Targets

~1.0x	Net leverage
~$100-140M	Debt reduction
~$35–45M	Interest expense

AZZ Inc. (NYSE: AZZ) | Investor Presentation 9

EXECUTIVE TEAM

A Results-Driven Leadership Team With Demonstrated Execution Across Cycles

Our Mission

Create superior value in a culture where people can grow and **TRAITS** matter. We are diverse, collaborative, and service-minded, operating in a culture of **T**rust, **R**espect, **A**ccountability, **I**ntegrity, **T**eamwork, and **S**afety

Leadership Highlights

+200 years of combined leadership experience

Deep AZZ tenure with proven execution track record

Consistent outperformance of industry peers

Successful transformative M&A and integration with 20+ deals completed during CEO's tenure

Disciplined capital allocation driving TSR



Tom Ferguson
President and Chief Executive Officer



Jason Crawford
Chief Financial Officer



Todd Bella
President
Metal Coatings



Jeff Vellines
President & COO
Precoat Metals



David Nark
Chief Marketing, Communications and Investor Relations Officer



Tara Mackey
Chief Legal Officer



Rhonda Davenport
Chief Human Resources Officer



Roy Gallagher
Vice President of Information Technology

10

T E C H N O L O G Y Investment Drives Competitive Advantage Proprietary digital systems and disciplined IT investment sharpen AZZ’s operating edge across its business, and create scalable platforms that accelerate integration, capture synergies, and support future M&A. Digital Galvanizing System (“DGS”) Proprietary paperless galvanizing platform integrated with Oracle ERP, enabling real-time decisions, order tracking, and operational efficiency. Coil Zone Industry-leading customer portal delivering 24/7 inventory visibility and transaction access, fully integrated with customer ERP systems via EDI. IT Infrastructure & A.I. Investing in a future-ready Oracle EBS platform, with established A.I. policies and governance accelerating adoption across the enterprise. 11AZZ Inc. (NYSE: AZZ) | Investor Presentation

S E C U L A R T A I L W I N D S Multi-Year Demand Drivers Generational Infrastructure Federal spending on bridges, highways, and the power grid drives demand for galvanized steel content. Data Center Build-Out Hyperscale projects require galvanized structures and co-located power — a structural tailwind. Reshoring of Manufacturing Tariffs and supply-chain resilience displace imported pre-painted metal, favoring domestic coaters. Plastics-to-Aluminum Shift Migration to pre-painted steel and aluminum, plus aluminum packaging adoption, expands the market. AZZ Inc. (NYSE: AZZ) | Investor Presentation 12

GROWTH CATALYST

Washington, Missouri

New greenfield aluminum coil coating facility — accretive in FY2027.

An Engine for Precoat Growth

The ~$125M greenfield investment further expands AZZ into the aluminum coatings and beverage-can markets, with output protected by long-term contracts before the line is fully ramped.

75%

of new capacity committed through multi-year take-or-pay contracts

45–50k

tons targeted production in the ramp year

FY2027

expected to be accretive to earnings

$1.4M

minimal remaining capital commitment

AZZ Inc. (NYSE: AZZ) | Investor Presentation 13

C A P I T A L A L L O C A T I O N Disciplined, Balanced, Return-Focused High-ROIC Organic Growth Metal Coating capacity additions and the Washington ramp; FY27 capex of $80–100M weighted toward growth. Disciplined M&A Active, highly synergistic bolt-on pipeline; acquired Canton Galvanizing in FY26 and Seattle Galvanizing in FY27. Growing Dividend Resumed dividend growth with two increases since 2025, backed by improving cash flow and balance sheet strength Share Repurchases $20M(1) repurchased in FY27 with ~$113M authorization remaining to opportunistically return capital. FY2027 YTD cash flow from operations of $140M(2) and a 1.3x debt/Adj. EBITDA balance sheet allows AZZ to invest, acquire, AND return capital — without trade-offs. +20% dividend increase recently announced June 2026 (1) Share repurchases YTD as of 08/31/2026 (2) FY2027 Cash flow from operations as of 08/31/2026 14AZZ Inc. (NYSE: AZZ) | Investor Presentation

OUTLOOK

FY2027 Guidance Signals Continued Growth

Metric	FY2026 Actual	Prior FY2027 Guidance	FY2027 Revised Guidance[1]
Total Sales	$1.65B	$1.80–$1.85B	**$1.825–$1.875B**
Adj. EBITDA	$367.6M	$375–$415M	**$380–$420M**
Adj. Diluted EPS	$6.19	$6.75–$7.15	**$7.00–$7.30**

EPS midpoint of $7.15 implies ~15% growth on top of a record FY2026.

FY2027 Guidance Assumptions

- Washington, MO accretive to earnings in FY2027
- Capital Expenditures of $80-$100 million
- Interest Expense is expected to be $35-$45 million
- Annualized effective tax rate of 25%
- Debt reduction in the range of $100-$140 million
- Excludes all M&A activity and AVAIL JV income

(1) Revised guidance as of 10/13/2026

AZZ Inc. (NYSE: AZZ) | Investor Presentation 15

OUTLOOK

FY 2032 Goals:
Sales $3.0B and Adjusted EBITDA 23%

- **Total Sales CAGR of 10%**
  - 5-7% organic sales growth underpinned by market growth and investments in greenfield capacity
  - 3-5% M&A growth, focusing on bolt-on acquisitions and larger strategic metal coatings opportunities
- **Best in Class** Financial Performance:
  - ➢ EBITDA margin expansion of ~220bps
  - ➢ Free cash flow ~80% and leverage target ~0.5x to ~1.5x
  - ➢ EPS CAGR of 15%



Sales($Bn)
$0.9
$1.75
~$3.0
FY 2022
TTM(1)
FY 2032 E



Adjusted EBITDA Margin
17%
22%
~23%
FY 2022
TTM(2)
FY 2032 E

(1) TTM Sales for the period ended 8/31/2026
(2) TTM EBITDA inclusive of corporate costs for the period ended 8/31/2026

AZZ Inc. (NYSE: AZZ) | Investor Presentation 16

VALUATION

AZZ

Re-Rating Underway, Runway Remains

~12x	Buy	$162.00	26.6%
EV / EBITDA	Consensus Rating	Avg. Price Target	Return on Equity[2]
vs. peers[1] ~10–15x	6 Strong Buy / 4 Hold	range $140–$200	high-return franchise

Adjusted Diluted EPS Trajectory ($)


$4.53
$5.20
$6.19
$7.15
FY24
FY25
FY26
FY27E[3]

Valuation Drivers

- Strong Free Cash Flow Generation
- Focused Industrial Company
- Organic and Inorganic Drivers
- Sustained EBITDA Growth
- Deleveraged Balance Sheet

(1) Peer set, TTM EV/EBITDA (as of Aug 2026): PPG 12x ; RPM 12.7; Simpson Mfg. 14.75x; Nucor 9.9x; Valmont 13.3x
(2) Return on Equity = FY2026 net income (~$317M) ÷ FY2026 average shareholders' equity (~$1.19B implied)
(3) FY2027E as of 10/13/2026 and represents the midpoint of guidance range of $7.00-$7.30

AZZ Inc. (NYSE: AZZ) | Investor Presentation 17

RISK FRAMEWORK

Key Risks — and Why They Are Manageable

RISK	MITIGANT
Construction & residential softness pressures Precoat volumes while interest rates stay elevated.	Infrastructure, utility and data-center demand offset weakness; toll model protects margins.
Input-cost inflation in zinc, paint, acids and freight.	Value-based pricing, the toll-coater structure and FIFO accounting pass through costs and limit commodity exposure.
Tariffs and substrate availability make demand harder to predict.	AZZ's profile favors quick-turn, small-lot, late-point identification, custom work; import displacement is a net tailwind.
Execution risk on the Washington, Missouri plant and bolt-on M&A.	75% take-or-pay contract and a disciplined, proven acquisition playbook de-risk both.

AZZ Inc. (NYSE: AZZ) | Investor Presentation 18

T H E C A S E F O R A Z Z AZZ – Investment Summary #1, irreplaceable positions in two essential coatings markets 22%+ Adjusted EBITDA margins converting to record free cash flow Net leverage reset to 1.3x — optionality without trade-offs Secular demand from infrastructure, data centers and reshoring FY2027 EPS growth on top of a record year, with potential re-rating upside AZZ Inc. · NYSE: AZZ Figures are non-GAAP where noted; see company filings for reconciliations. 19

Reg “G” Tables

21 I N V E S T O R P R E S E N T A T I O N See page 25 of this presentation for footnotes. Non-GAAP Disclosure of Adjusted Net Income 21 Adjusted Net Income and Adjusted Earnings Per Share Trailing Twelve Months Ended August 31, 2026 August 31, 2025 Amount Per Diluted Share(1) Amount Per Diluted Share(1) Net income $ 167,463 $ 5.55 $ 314,067 $ 10.40 Adjustments: Amortization of intangible assets 23,193 0.77 23,088 0.76 Restructuring charges(2) — — 3,827 0.13 Acquisition costs(3) 2,771 0.09 — — Legal settlement and accrual(4) — — 9,949 0.33 Retirement and other severance expense(5) — — 1,854 0.06 Executive retiree long-term incentive program(6) — — 2,185 0.07 AVAIL JV equity in earnings adjustment(7) 14,980 0.50 (227,465) (7.54) Write-off of debt financing costs(8) 572 0.02 — — Subtotal 41,516 1.38 (186,562) (6.18) Tax impact(9) (6,687) (0.22) 44,775 1.48 Total adjustments 34,829 1.15 (141,787) (4.70) Adjusted net income and adjusted earnings per share (non- GAAP) $ 202,292 $ 6.71 $ 172,280 $ 5.71 Weighted average shares outstanding—Diluted for Adjusted earnings per share 30,155 30,187

22 I N V E S T O R P R E S E N T A T I O N See page 25 of this presentation for footnotes. Non-GAAP Disclosure of Adjusted EBITDA 22 Adjusted EBITDA Trailing Twelve Months Ended August 31, 2026 August 31, 2025 Net income $ 167,463 $ 314,067 Interest expense 45,493 68,826 Income tax expense 58,495 98,147 Depreciation and amortization 93,544 85,653 Adjustments: Restructuring charges(2) — 3,827 Acquisition costs(3) 2,771 — Legal settlement and accrual(4) — 9,949 Retirement and other severance expense(5) — 1,854 Executive retiree long-term incentive program(6) — 2,185 AVAIL JV equity in earnings adjustment(7) 14,980 (227,465) Adjusted EBITDA (non-GAAP) $ 382,746 $ 357,043

Non-GAAP Segment Disclosure (Metal Coatings and Precoat Metals)

Adjusted EBITDA by Segment

	Trailing Twelve Months Ended August 31, 2026				
	Metal Coatings	Precoat Metals	Infra-structure Solutions	Corporate	Total
Net income (loss)	$ 221,871	$ 147,097	$ (15,862)	$ (185,643)	$ 167,463
Interest expense	—	—	—	45,493	45,493
Income tax expense	—	—	—	58,495	58,495
Depreciation and amortization	28,971	40,222	—	24,351	93,544
Adjustments:					
Acquisition costs[3]	—	—	—	2,771	2,771
AVAIL JV equity in earnings adjustment[7]	—	—	14,980	—	14,980
Adjusted EBITDA (non-GAAP)	$ 250,842	$ 187,319	$ (882)	$ (54,533)	$ 382,746

	Trailing Twelve Months Ended August 31, 2025				
	Metal Coatings	Precoat Metals	Infra-structure Solutions	Corporate	Total
Net income (loss)	$ 185,432	$ 141,079	$ 236,923	$ (249,367)	$ 314,067
Interest expense	—	—	—	68,826	68,826
Income tax expense	—	—	—	98,147	98,147
Depreciation and amortization	26,788	34,501	—	24,364	85,653
Adjustments:					
Restructuring charges[2]	3,827	—	—	—	3,827
Legal settlement and accrual[4]	—	—	6,466	3,483	9,949
Retirement and other severance expense[5]	—	—	—	1,854	1,854
Executive retiree long-term incentive program[6]	358	—	—	1,827	2,185
AVAIL JV equity in earnings adjustment[7]	—	—	(227,465)	—	(227,465)
Adjusted EBITDA (non-GAAP)	$ 216,405	$ 175,580	$ 15,924	$ (50,866)	$ 357,043

See page 25 of this presentation for footnotes.

23

24 I N V E S T O R P R E S E N T A T I O N See page 25 of this presentation for footnotes. Debt Leverage Ratio Reconciliation 24 Debt Leverage Ratio Reconciliation Trailing Twelve Months Ended August 31, 2026 August 31, 2025 Gross debt $ 500,000 $ 609,875 Less: Cash per bank statement (6,800) (5,417) Add: Finance lease liability 45,650 11,914 Consolidated indebtedness $ 538,850 $ 616,372 Net income $ 167,463 $ 314,067 Depreciation and amortization 93,543 85,653 Interest expense 45,493 68,827 Income tax expense 58,495 98,147 EBITDA $ 364,994 $ 566,694 Cash items(10) 8,200 20,352 Non-cash items(11) 14,057 14,544 Equity in earnings, net of distributions 15,836 (236,317) Adjusted EBITDA per Credit Agreement $ 403,087 $ 365,273 Net leverage ratio 1.3x 1.7x

Notes for Non-GAAP Disclosure Slides 25 (1) Earnings per share amounts included in the "Adjusted Net Income and Adjusted Earnings Per Share" table above may not sum due to rounding differences. (2) Includes restructuring charges related to the closure of two surface technology facilities in our AZZ Metal Coatings segment. For additional information, see "Item 1. Financial Statements—Note 17" in the Company's Form 10-Q for the second quarter of fiscal year 2027. (3) Includes expenses related to the Seattle Galvanizing acquisition. For additional information, see "Item 1. Financial Statements—Note 2" in the Company's Form 10-Q for the second quarter of fiscal year 2027. (4) For the trailing twelve months ended August 31, 2025, consists of a $6.5 million write off of receivable and related legal fees due to the unfavorable resolution of a litigation matter related to the AIS segment that was retained following the sale of the AIS business, and a $3.5 million legal settlement and accrual related to a non-operating entity, and is classified as “Corporate” in our operating segment disclosure. (5) Related to retention and transition of certain executive management employees. (6) During the trailing twelve months ended August 31, 2025, we recognized additional stock-based compensation expense of $2.2 million upon the adoption of the Executive Retiree Long-term Incentive Program (“ERP”). For further information regarding the adoption of the ERP, see "Item 1. Financial Statements—Note 15" in the Company's Form 10-Q for the second quarter of fiscal year 2027. (7) During the trailing twelve months August 31, 2026, AVAIL completed the sale of Rig-A-Lite Group (“Rig-A-Lite”) on May 14, 2026, and the sale of the majority of its Welding Services Business (“WSI”) on December 31, 2025. The trailing twelve months ended August 31, 2026 includes the following: an adjustment to decrease a previously recognized gain on the sale of AVAIL’s WSI business, and a prior period adjustment for accounting errors within the Brazil operations of the AVAIL JV, partially offset by a gain on the sale of Rig-A-Lite. The trailing twelve months ended August 31, 2025 includes the net gain related to the sale of AVAIL’s Electrical Products Group, partially offset by the recognition of an impairment loss on the AVAIL JV. For further information related to the AVAIL JV, see "Item 1. Financial Statements—Note 8" in the Company's Form 10-Q for the second quarter of fiscal year 2027. (8) The write-off of $0.6 million of unamortized debt financing costs relates to the refinancing of our Revolving Credit Facility on May 7, 2026, which resulted in a partial extinguishment at the lender level. For further information, see "Item 1. Financial Statements—Note 10" in the Company's Form 10-Q for the second quarter of fiscal year 2027. (9) For the trailing twelve months ended August 31, 2026, the non-GAAP effective tax rate is 24.0% for amortization of intangible assets, acquisition costs, and the write-off of debt financing costs, and is 25.9% for the AVAIL JV equity in earnings adjustment. For the trailing twelve months ended August 31, 2025, the non-GAAP effective tax rate is 24.0% for all adjustments. (10) Cash items include certain legal settlements, accruals, retirement and other severance expenses, acquisition costs, and restructuring charges associated with the AZZ Metal Coatings segment. (11) Non-cash items include stock-based compensation expense.